                                                                 Exhibit 10.1.10



                         CONSENT AND AMENDMENT AGREEMENT

                  CONSENT AND AMENDMENT AGREEMENT, dated as of June 29, 2001 (this "Agreement"), to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as heretofore amended and supplemented and as it in the future may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement (as hereinafter defined), The Chase Manhattan Bank, as administrative and collateral agent (in such capacity, the "Agent") for the Lenders, and Bank of America, N.A., as co-agent and documentation agent.

                  WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  2. Amendments to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 5 of this Agreement, the Credit Agreement is hereby amended as follows:

                  (a) The preamble to the Credit Agreement is hereby amended by deleting the reference to "$115,000,000" appearing therein and substituting "$105,000,000" therefor.

                  (b) The definition of "Interest Margin" contained in Section
         1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                                                 Exhibit 10.1.10


                                    "'Interest Margin' shall mean, with respect
                           to any Loan, the amount as set forth below as corresponds to the amount of Availability set forth below, determined on July 11, 2001 and adjusted thereafter, three (3) Business Days after the delivery of the applicable borrowing base certificate for March, June, September and December of each year required pursuant to Section 6.05(g), commencing with the borrowing base certificate for March 2002, or if the Borrowers shall fail to timely deliver such certificates for any such period and until such certificates are delivered, or if a Default or Event of Default shall have occurred and be continuing, then at the highest Interest Margin provided for herein:

                                                                        Alternate Base Rate
                          LIBO Rate Interest                            Interest Margin for    Alternate Base Rate
                         Margin for Revolving    LIBO Rate Interest      Revolving Credit      Interest Margin for
                           Credit Eurodollar       Margin for Term     Alternate Base Loans    Term Alternate Base
                                 Loans             Eurodollar Loan                                    Loans
     Availability

Greater than                     1.50%                  1.75%                   0%                     0%
$47,500,000

Equal to or less than            1.75%                  2.00%                   0%                     0%
$47,500,000 but
greater than
$35,000,000

Equal to or less than            2.00%                  2.25%                   0%                    0.25%
$35,000,000 but
greater than
$22,500,000

Equal to or less than            2.50%                  2.75%                  0.50%                  0.75%
$22,500,000 but
greater than
$12,500,000

$12,500,000 or less              3.00%                  3.25%                  1.00%                  1.25%

                           On July 11, 2001, the LIBO Rate Interest Margin for Revolving Credit Eurodollar Loans shall be 3.00% and for Term Eurodollar Loans shall be 3.25%, and the Alternate Base Rate Interest Margin for Revolving Credit Alternate Base Loans shall be 1.00% and for Term Alternate Base Loans shall be 1.25%."

                                                                 Exhibit 10.1.10


                  (c) Section 2.09(g) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                           "Notwithstanding the foregoing, any prepayments made pursuant to Section 2.09(e) arising out of the sale of the real property of Millbrook located in Ozark, Alabama shall be applied as follows: (A) 50% to the Term Loan, to be applied to outstanding Term Alternate Base Loans in the order described in
                           Section 2.09(j) up to the full amount thereof, then to outstanding Term Eurodollar Loans in the order described in Section 2.09(j) up to the full amount thereof and (B) 50% to the Revolving Credit Loans, to be applied to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof and then to Revolving Credit Eurodollar Loans up to the full amount thereof; provided, however, that any such prepayment shall be subject to the proviso to the immediately preceding sentence."

                  (d) Section 2.09(j) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                           "Notwithstanding the foregoing, any prepayments of the Term Loan made pursuant to Section 2.09(d) arising out of the sale of the real property of Millbrook located in Ozark, Alabama shall be applied, in order, to the Repayment Dates."

                  (e) Section 2.09 of the Credit Agreement is hereby amended by adding the following new paragraph (k) at the end thereof:

                                    "(k) On each date that any of the Borrowers
                           receives a capital contribution from Enterprises from the net proceeds of any sale by Enterprises of the Senior Notes previously repurchased by Enterprises, the Borrowers shall make a prepayment of the Revolving Credit Loans in the amount of such capital contribution. Any prepayments required by this
                           Section 2.09(k) shall be applied to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof before they are applied to outstanding Revolving Credit Eurodollar Loans; provided, however, that the Borrowers shall not be required to make any prepayment of any Eurodollar Loan pursuant to this



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


                                                                 Exhibit 10.1.10


                           Section 2.09 until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrowers in a cash collateral account with the Agent to be held in such account on terms reasonably satisfactory to the Agent."

                  (f) Section 6.05 of the Credit Agreement is hereby amended by
         (i) deleting each reference to "Holdings or Enterprises" appearing in paragraphs (a), (b), (c), (e) and (g) thereof and substituting the words "the Borrowers" therefor, (ii) deleting the "and" appearing at the end of paragraph (k) thereof and (iii) deleting the "." and the end of paragraph (l) thereof and substituting the following therefor:

                           "; and

                                    (m) (x) on October 28, 2001, a certificate
                           of a Responsible Officer of the Borrowers, certifying that to the best of his or her knowledge no Default or Event of Default has occurred and is continuing for the fiscal period ended September 30, 2001 and
                           (y) on November 15, 2001, a certificate of a Responsible Officer of the Borrowers, recertifying that to the best of his or her knowledge no Default or Event of Default has occurred (including calculations demonstrating compliance with the covenants set forth in Sections 7.08 and 7.09 hereof) for the fiscal period ended September 30, 2001."

                  (g) Section 7.07 of the Credit Agreement is hereby amended by deleting the amount "$7,000,000" appearing opposite the phrase "For each Fiscal Year thereafter" and substituting the amount "$5,000,000" therefor.

                  (h) Section 7.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                    "SECTION 7.08. Debt Service Coverage Ratio.
                           Permit the Debt Service Coverage Ratio of the Borrowers and their subsidiaries to be less than
                           (i) 0.45:1.00 at March 31, 2001 and June 30, 2001,
                           (ii) 0.75:1.00 at September 30, 2001 and
                           (iii) 1.05:1.00 at the end of each fiscal quarter thereafter."

                  (i) Section 7.09(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                                                 Exhibit 10.1.10


                                    "(a) Leverage Ratio. Permit the Leverage
                           Ratio of the Borrowers and their subsidiaries at the end of each fiscal quarter indicated below to be greater than (i) 4.75:1.00 at March 31, 2001 and (ii) 4.50:1.00 at the end of each fiscal quarter thereafter."

                  (j) Section 7.09(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                    "(c) Availability. Permit (x) the average
                           Availability, as determined by the Agent on or about October 26, 2001, for the period commencing (and including) August 24, 2001 through and including October 25, 2001, to be less than $7,500,000 and (y) Availability on October 31, 2001 to be less than $10,000,000 (based upon the most current information supplied by the Borrowers to the Agent and the Lenders)."

                  (k) Schedule 2.01(b) to the Credit Agreement is hereby replaced in its entirety by Schedule 2.01(b) attached hereto.

                  3. Consent. Subject to the conditions as to effectiveness set forth in Paragraph 5 of this Agreement, the Required Lenders hereby consent to
(x) the sale of the real property of Millbrook located in Ozark, Alabama provided that (i) such sale is upon commercially reasonable terms and conditions and (ii) the net proceeds of such sale are applied to prepay the Loans in the manner set forth in Section 2.09 of the Credit Agreement and (y) the sale by Enterprises of the Senior Notes previously repurchased by Enterprises, provided that (i) such sale is upon commercially reasonable terms and conditions, (ii) Enterprises makes a capital contribution of the net proceeds of such sale to the Borrowers and (iii) such capital contribution is applied to prepay the Loans in the manner set forth in Section 2.09 of the Credit Agreement.

                  4. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

                           (1) All representations and warranties made by the
Borrowers in Article IV of the Credit Agreement and each of the other Loan Documents, after taking into account the effect of this Agreement, are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

                           (2) Each Borrower has the requisite power to execute,
deliver and carry out the terms and provisions of this Agreement.

                                                                 Exhibit 10.1.10


                           (3) This Agreement has been duly executed and
delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable against the Borrowers in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                           (4) After giving effect to this Agreement, no event
has occurred and is continuing which constitutes or would constitute a Default or an Event of Default under the Credit Agreement.

                  5. Conditions Precedent. Notwithstanding any term or provision of this Agreement to the contrary, Paragraphs 2 and 3 hereof shall not become effective until:

                           (1) the Agent shall have received counterparts of
this Agreement, duly executed and delivered on behalf of the Borrowers, the Agent and the Required Lenders;

                           (2) the Agent shall have received a written opinion
of Jenkens & Gilchrist Parker Chapin LLP, counsel for the Borrowers, covering such matters as requested by the Agent and its counsel (including, without limitation, an opinion that the approval of the holders of the Senior Notes and the Interest Reserve Notes is not required for the transactions contemplated by this Agreement) and otherwise in form and substance satisfactory to the Agent and its counsel;

                           (3) the Agent shall have received evidence that all
approvals (if required) by the holders of the Senior Notes and the Interest Reserve Notes to the transactions contemplated by this Agreement shall have been received;

                           (4) the Borrowers shall pay or prepay so much of the
Revolving Credit Loans as shall be necessary in order that Availability equals or exceeds zero following the reduction in the Total Revolving Credit Commitment effected by this Agreement;

                           (5) the Borrowers shall have paid a fee equal to
$25,000 to each Lender signing this Agreement; and

                           (6) the Agent shall have received such other
documents as the Lenders or the Agent or the Agent's counsel shall reasonably deem necessary.

                  6. Condition Subsequent. By no later than July 23, 2001, the Agent shall have received an amendment to the Pledge Agreement in form and substance reasonably satisfactory to the Agent, together with such other documents and instruments necessary to effectuate the perfection of the Agent's (on behalf of the Lenders) lien on any Senior Notes repurchased by Enterprises and not retired by Enterprises.



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


                                                                 Exhibit 10.1.10


                  7. Fees and Expenses of Agent. The Borrowers agree to pay all reasonable fees and out-of-pocket expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement, including, without limitation, fees incurred in connection with any field examinations and the reasonable fees and out-of-pocket expenses of counsel to the Agent.

                  8. Agreement of R.A.B. Enterprises, Inc. Enterprises, by its signature below, hereby agrees that, immediately upon the receipt by it of the net proceeds of any sale of the Senior Notes previously repurchased by Enterprises, it shall make a capital contribution to one or both Borrowers in an amount equal to such net proceeds (such capital contribution to be applied to prepay the Loans in the manner described in Section 2.09 of the Credit Agreement).

                  9. References to Agreements. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the Credit Agreement and the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 5 hereof, the Credit Agreement as amended by this Agreement.

                  10. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement or any of the other Loan Documents, except as expressly provided for hereby, and each of the parties hereto agrees that, as amended by this Agreement, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect from and after the date of this Agreement.

                                                                 Exhibit 10.1.10


                  11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  [Remainder of Page Left Intentionally Blank]

                                                                 Exhibit 10.1.10


                  12. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of laws principles thereof).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                MILLBROOK DISTRIBUTION SERVICES INC.


                                By: /s/ Richard A. Bernstein
                                    ----------------------------------------
                                    Name:  Richard A. Bernstein
                                    Title: Chairman


                                THE B. MANISCHEWITZ COMPANY, LLC

                                By: Richard A. Bernstein, its managing member


                                /s/ Richard A. Bernstein
                                --------------------------------------------
                                  Richard A. Bernstein


                                THE CHASE MANHATTAN BANK, as Agent and Lender


                                By: /s/ Michael J. Miller
                                    ----------------------------------------
                                    Name:  Michael J. Miller
                                    Title: Vice President


                                BANK OF AMERICA, N.A.,  as Lender and Co-Agent


                                By: /s/ Frank Palmieri
                                    ----------------------------------------
                                    Name:  Frank Palmieri
                                    Title: Vice President

                                                                 Exhibit 10.1.10


                                FLEET BUSINESS CREDIT CORPORATION, as Lender


                                By: /s/ Michael Kerneklian
                                    ----------------------------------------
                                    Name:  Michael Kerneklian
                                    Title: Vice President


                                PNC BANK, NATIONAL ASSOCIATION,  as Lender


                                By: /s/ Kenneth Kaestner
                                    ----------------------------------------
                                    Name:  Kenneth Kaestner
                                    Title: Vice President


                                LASALLE BUSINESS CREDIT CORPORATION, as Lender


                                By: /s/ Cyril Prince
                                    ----------------------------------------
                                    Name:  Cyril Prince
                                    Title: Vice President


As to paragraph 8 only:

R.A.B. ENTERPRISES, INC.


By:/s/ Richard A. Bernstein
   ---------------------------------------
     Name:  Richard A. Bernstein
     Title: Chairman





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